UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2026

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The AES Corporation (the “Company” or “AES”) held a special meeting of stockholders on June 26, 2026 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders were asked to vote on three proposals related to the Agreement and Plan of Merger, dated as of March 1, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Horizon Parent, L.P., a Delaware limited partnership (“Parent”), and Horizon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), each of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) and first mailed to stockholders on or about May 15, 2026 (the “Definitive Proxy Statement”). The Merger Agreement provides that, among other things, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”).

At the Special Meeting, an aggregate of 489,710,776 shares, or 68.66% of the Company’s issued and outstanding common stock, par value $0.01 per share (the “Common Stock”), as of May 5, 2026, the record date for the Special Meeting, was represented in person (by Internet) or by proxy, constituting a quorum. The final results of voting at the Special Meeting on the matters submitted to a vote of the Company’s stockholders thereat, which results were made available to the Company on June 26, 2026, are as set forth below.

Proposal 1 – Merger Proposal

The Company’s stockholders approved and adopted the Merger Agreement and approved the transactions contemplated thereby, including the Merger, by the following vote:

For	Against	Abstain
479,072,642	10,131,991	506,143

Proposal 2 – Merger-Related Compensation Proposal

The Company’s stockholders approved, on a nonbinding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger, by the following vote:

For	Against	Abstain
468,049,756	18,201,141	3,459,879

Proposal 3 – Special Meeting Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve any motion to adjourn the Special Meeting, if such proposal was called at the Special Meeting, including to solicit additional proxies in favor of the Merger Proposal if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Special Meeting Adjournment Proposal”). As a quorum was present and there were sufficient votes to approve the Merger Proposal, the Special Meeting Adjournment Proposal was unnecessary and the vote on the Special Meeting Adjournment Proposal was not determined.

Additional information in respect of the Special Meeting, the proposals described above, and the Merger is set forth in the Definitive Proxy Statement.

Item 7.01.	Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release has been furnished as Exhibit 99.1 hereto. References and links to websites and other information contained in the press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.

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The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Merger is conditioned on, among other things, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), relating to the consummation of the Merger. At 11:59 p.m. Eastern Time on June 22, 2026, the waiting period under the HSR Act expired with respect to the Merger. Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various additional conditions, including the receipt of all required regulatory approvals.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
99.1	Press Release, dated June 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement provided to AES’ stockholders on or about May 15, 2026 in connection with the Transaction. While the list of factors presented here, and the list of factors presented in the Proxy Statement, is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Dated: June 26, 2026	By:	/s/ Paul L. Freedman
Name: Paul L. Freedman
Title: Executive Vice President, General Counsel and Corporate Secretary

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